                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     The undersigned, directors of Kellwood Company (the "Company"), do hereby constitute and appoint Thomas H. Pollihan or Donald J. Gramke his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 as Amended for the fiscal year ended April 30, 1999, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:   May 27, 1999


                                                 /s/ J C Jacobsen
--------------------------------            -----------------------------
      Raymond F. Bentele                        James C. Jacobsen


--------------------------------            -----------------------------
      Edward S. Bottum                          James S. Marcus


/s/ Kitty G. Dickerson                          /s/ William J. McKenna
--------------------------------            -----------------------------
    Kitty G. Dickerson                              William J. McKenna

                                               /s/ Hal J. Upbin
---------------------------------           -----------------------------
     Leonard A. Genovese                           Hal J. Upbin

                                               /s/ Fred W. Wenzel
---------------------------------           ------------------------------
     Jerry M. Hunter                               Fred W. Wenzel

                               POWER OF ATTORNEY

     The undersigned, director of Kellwood Company (the "Company"), do hereby constitute and appoint Thomas H. Pollihan or Donald J. Gramke his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 as Amended for the fiscal year ended April 30, 1999, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:   5/28    , 1999
       ---------

                                            /s/ Leonard A. Genovese
                                            ----------------------------------
                                                LEONARD A. GENOVESE

                               POWER OF ATTORNEY

     The undersigned, director of Kellwood Company (the "Company"), do hereby constitute and appoint Thomas H. Pollihan or Donald J. Gramke his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 as Amended for the fiscal year ended April 30, 1999, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: 5/28/ , 1999
      -------

                                                 /s/ Raymond F. Bentele
                                                 ---------------------------
                                                     RAYMOND F. BENTELE

                               POWER OF ATTORNEY

     The undersigned, director of Kellwood Company (the "Company"), do hereby constitute and appoint Thomas H. Pollihan or Donald J. Gramke his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 as Amended for the fiscal year ended April 30, 1999, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: 6-1-99
      -------

                                           /s/ Edward S. Bottum
                                           -------------------------------
                                               EDWARD S. BOTTUM

                               POWER OF ATTORNEY

     The undersigned, director of Kellwood Company (the "Company"), do hereby constitute and appoint Thomas H. Pollihan or Donald J. Gramke his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 as Amended for the fiscal year ended April 30, 1999, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: May 30, 1999
       ------

                                        /s/ Jerry M. Hunter
                                        ------------------------------
                                        JERRY M. HUNTER

                               POWER OF ATTORNEY

     The undersigned, director of Kellwood Company (the "Company"), do hereby constitute and appoint Thomas H. Pollihan or Donald J. Gramke his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 as Amended for the fiscal year ended April 30, 1999, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorney-in-fact full power and authority to sign such document on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: June 2, 1999
       ------------

                                            /s/ James S. Marcus
                                            ---------------------------
                                            JAMES S. MARCUS